For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: HCA Inc. 5.375% due 02/01/2025

2.  Date of Purchase:  01/13/2015                                                                3.  Date offering commenced:  01/13/2015

4. Underwriter(s) from whom purchased: Wells Fargo Securities

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS Investment Bank__________

6. Aggregate principal amount or number of shares purchased: $5,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $1,000,000,000

8. Purchase price (net of fees and expenses): $100_______

9. Initial public offering price: $100______

10. Commission, spread or profit: 1.0%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ John Hwang___________________                                                                Date:   01/26/2015

Print Name:   John Hwang                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Ventas Realty, Limited Partnership 3.5% due 02/01/2025

2.  Date of Purchase:  01/07/2015                                                                3.  Date offering commenced:  01/07/2015

4. Underwriter(s) from whom purchased: Bank of America / Merrill Lynch Financial Ct

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS Investment Bank__________

6. Aggregate principal amount or number of shares purchased: $12,956,190 firmwide

7. Aggregate principal amount or total number of shares of offering: $597,978,000

8. Purchase price (net of fees and expenses): $99.663_______

9. Initial public offering price: $99.663______

10. Commission, spread or profit: 0.65%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Branimir Petranovic II___________________                                                                                     Date:   01/12/2015

Print Name:   Branimir Petranovic II                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Ally Financial Inc. (2018)

2.  Date of Purchase:  02/10/2015                                                                3.  Date offering commenced:  02/10/2015

4. Underwriter(s) from whom purchased: Morgan Stanley & Co. LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $685,128.60*
*This amount represents the principal amount of $690,000,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $595,764,000**
**This amount represents the principal amount of $600,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.294_______

9. Initial public offering price: $99.294______

10. Commission, spread or profit: 0.700%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   03/06/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Ally Financial Inc. (2022)

2.  Date of Purchase:  02/10/2015                                                                3.  Date offering commenced:  02/10/2015

4. Underwriter(s) from whom purchased: Morgan Stanley & Co. LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $453,127.60*
*This amount represents the principal amount of $460,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $640,289,000**
**This amount represents the principal amount of $650,000,000 times the offering price

8. Purchase price (net of fees and expenses): $98.506_______

9. Initial public offering price: $98.506______

10. Commission, spread or profit: 0.900%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   03/06/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Citigroup Inc. (Add on-2018)

2.  Date of Purchase:  02/12/2015                                                                3.  Date offering commenced:  02/12/2015

4. Underwriter(s) from whom purchased: Citigroup Global Markets Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $697,928*
*This amount represents the principal amount of $700,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $498,520,000**
**This amount represents the principal amount of $500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.704_______

9. Initial public offering price: $99.704______

10. Commission, spread or profit: 0.250%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   03/06/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Eli Lilly and Company (2025)

2.  Date of Purchase:  02/24/2015                                                                3.  Date offering commenced:  02/24/2015

4. Underwriter(s) from whom purchased: Goldman Sachs & Co.

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: $59,884.20*
*This amount represents the principal amount of $60,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $798,456,000**
**This amount represents the principal amount of $800,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.807_______

9. Initial public offering price: $99.807______

10. Commission, spread or profit: 0.450%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   03/06/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Ryder System, Inc. (2020)

2.  Date of Purchase:  02/17/2015                                                                3.  Date offering commenced:  02/17/2015

4. Underwriter(s) from whom purchased: RBC Capital Markets Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $129,914.20*
*This amount represents the principal amount of $130,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $399,736,000**
**This amount represents the principal amount of $400,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.934_______

9. Initial public offering price: $99.934______

10. Commission, spread or profit: 0.500%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   03/06/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: The Bank of New York Mellon Corporation (2020)

2.  Date of Purchase:  02/19/2015                                                                3.  Date offering commenced:  02/19/2015

4. Underwriter(s) from whom purchased: Goldman, Sachs & Co.

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: $444,305.80*
*This amount represents the principal amount of $445,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $1,248,050,000**
**This amount represents the principal amount of $1,250,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.844_______

9. Initial public offering price: $99.844______

10. Commission, spread or profit: 0.150%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   03/06/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: The Bank of New York Mellon Corporation (2025)

2.  Date of Purchase:  02/19/2015                                                                3.  Date offering commenced:  02/19/2015

4. Underwriter(s) from whom purchased: Goldman, Sachs & Co.

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: $159,657.60*
*This amount represents the principal amount of $160,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $748,395,000**
**This amount represents the principal amount of $750,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.786_______

9. Initial public offering price: $99.786______

10. Commission, spread or profit: 0.150%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   03/06/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Waste Management, Inc. (2025)

2.  Date of Purchase:  02/18/2015                                                                3.  Date offering commenced:  02/18/2015

4. Underwriter(s) from whom purchased: Deutsche Bank Securities Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $114,510.10*
*This amount represents the principal amount of $115,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $597,444,000**
**This amount represents the principal amount of $600,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.574_______

9. Initial public offering price: $99.574______

10. Commission, spread or profit: 0.650%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   03/06/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Actavis Funding SCS (2020)

2.  Date of Purchase:  03/03/2015                                                                3.  Date offering commenced:  03/03/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $529,973.50
*This amount represents the principal amount of $530,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $3,499,825,000.00
**This amount represents the principal amount of $3,500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.995_______

9. Initial public offering price: $99.995______

10. Commission, spread or profit: 0.600%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   04/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Actavis Funding SCS (2025)

2.  Date of Purchase:  03/03/2015                                                                3.  Date offering commenced:  03/03/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $194,307.75
*This amount represents the principal amount of $195,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $3,985,800,000.00
**This amount represents the principal amount of $4,000,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.645_______

9. Initial public offering price: $99.645______

10. Commission, spread or profit: 0.650%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   04/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Actavis Funding SCS (2035)

2.  Date of Purchase:  03/03/2015                                                                3.  Date offering commenced:  03/03/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $204,118.50
*This amount represents the principal amount of $205,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $2,489,250,000.00
**This amount represents the principal amount of $2,500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.570_______

9. Initial public offering price: $99.570______

10. Commission, spread or profit: 0.875%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   04/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Actavis Fund SCS (2045)

2.  Date of Purchase:  03/03/2015                                                                3.  Date offering commenced:  03/03/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $79,581.60
*This amount represents the principal amount of $80,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $2,486,925,000.00
**This amount represents the principal amount of $2,500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.477_______

9. Initial public offering price: $99.477______

10. Commission, spread or profit: 0.875%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   04/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Citigroup Inc. (Add on-2018)

2.  Date of Purchase:  02/12/2015                                                                3.  Date offering commenced:  02/12/2015

4. Underwriter(s) from whom purchased: Citigroup Global Markets Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $697,928*

7. Aggregate principal amount or total number of shares of offering: $498,520,000**

8. Purchase price (net of fees and expenses): $99.704_______

9. Initial public offering price: $99.704______

10. Commission, spread or profit: 0.250%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   03/06/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: BP Capital Markets p.l.c. (2022)

2.  Date of Purchase:  03/12/2015                                                                3.  Date offering commenced:  03/12/2015

4. Underwriter(s) from whom purchased: Morgan Stanley & Co LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: $265,000.00
*This amount represents the principal amount of $265,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $1,000,000,000.00
**This amount represents the principal amount of $1,000,000,000 times the offering price

8. Purchase price (net of fees and expenses): $100.00_______

9. Initial public offering price: $100.00______

10. Commission, spread or profit: 0.240%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   04/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Cigna Corporation (2025)

2.  Date of Purchase:  03/11/2015                                                                3.  Date offering commenced:  03/11/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: $139,913.20
*This amount represents the principal amount of $140,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $899,442,000.00
**This amount represents the principal amount of $900,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.938_______

9. Initial public offering price: $99.938______

10. Commission, spread or profit: 0.650%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   04/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Citigroup Inc. (Preferred 2049)

2.  Date of Purchase:  03/13/2015                                                                3.  Date offering commenced:  03/13/2015

4. Underwriter(s) from whom purchased: Citigroup Global Markets Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: $525,000.00
*This amount represents the principal amount of $525,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $1,500,000,000.00
**This amount represents the principal amount of $1,500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $100.00_______

9. Initial public offering price: $100.00______

10. Commission, spread or profit: 1.500%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   04/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: EOG Resources, Inc. (2025)

2.  Date of Purchase:  03/12/2015                                                                3.  Date offering commenced:  03/12/2015

4. Underwriter(s) from whom purchased: Wells Fargo Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

___ UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: $64,999.35
*This amount represents the principal amount of $65,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $499,995,000.00
**This amount represents the principal amount of $500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.999_______

9. Initial public offering price: $99.999______

10. Commission, spread or profit: 0.650%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   04/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Met Life, Inc. (2025)

2.  Date of Purchase:  03/02/2015                                                                3.  Date offering commenced:  03/02/2015

4. Underwriter(s) from whom purchased: Barclays Capital Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: $154,113.40
*This amount represents the principal amount of $155,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $497,140,000.00
**This amount represents the principal amount of $500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.428_______

9. Initial public offering price: $99.428______

10. Commission, spread or profit: 0.450%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   04/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: Pace Strategic Fixed Income Investments Fund.

Name of Adviser or Sub-Adviser: Neuberger Berman Fixed Income LLC

1. Issuer: HSBC Holdings PLC

2.  Date of Purchase:  03/23/2015                                                                3.  Date offering commenced:  03/23/2015

4. Underwriter(s) from whom purchased: HSBC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS __________

6. Aggregate principal amount or number of shares purchased: 10 Million

7. Aggregate principal amount or total number of shares of offering: $2,250,000.00

8. Purchase price (net of fees and expenses): $100_______

9. Initial public offering price: $100______

10. Commission, spread or profit: ____ $22.5 million

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Robert Summers__________________                                                                           Date:   04/13/2015

Print Name:   Robert Summers                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE International Fixed Income Securities Fund

Name of Adviser or Sub-Adviser: Rogge Global Partners Plc

1. Issuer: Cigna Corp

2.  Date of Purchase:  03/11/2015                                                                3.  Date offering commenced:  03/11/2015

4. Underwriter(s) from whom purchased: J.P.Morgan

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS Investment Bank__________

6. Aggregate principal amount or number of shares purchased: $3,797,644

7. Aggregate principal amount or total number of shares of offering: $899,442,000

8. Purchase price (net of fees and expenses): $99.938_______

9. Initial public offering price: $99.938______

10. Commission, spread or profit: 0.65%____ $24,685

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Sukhjivan Singh___________________                                                                           Date:   03/31/2015

Print Name:   Sukhjivan Singh, Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: AT&T Inc. 2.45% due 06/30/2020

2.  Date of Purchase:  04/23/2015                                                                3.  Date offering commenced:  04/23/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS Investment Bank__________

6. Aggregate principal amount or number of shares purchased: $8,995,410 firmwide

7. Aggregate principal amount or total number of shares of offering: $2,998,470,000

8. Purchase price (net of fees and expenses): $99.949_______

9. Initial public offering price: $99.949______

10. Commission, spread or profit: 0.30%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Branimir Petranovic___________________                                                                           Date:   04/30/2015

Print Name:   Branimir Petranovic                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Actavis Funding SCS (2020)

2.  Date of Purchase:  03/03/2015                                                                3.  Date offering commenced:  03/03/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $529,973.50
*This amount represents the principal amount of $530,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $3,499,825,000.00
**This amount represents the principal amount of $3,500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.995_______

9. Initial public offering price: $99.995______

10. Commission, spread or profit: 0.600%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   05/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Actavis Funding SCS (2025)

2.  Date of Purchase:  03/03/2015                                                                3.  Date offering commenced:  03/03/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $194,307.75
*This amount represents the principal amount of $195,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $3,985,800,000.00
**This amount represents the principal amount of $4,000,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.645_______

9. Initial public offering price: $99.645______

10. Commission, spread or profit: 0.650%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   05/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Actavis Funding SCS (2035)

2.  Date of Purchase:  03/03/2015                                                                3.  Date offering commenced:  03/03/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $204,118.50
*This amount represents the principal amount of $205,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $2,489,250,000.00
**This amount represents the principal amount of $2,500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.570_______

9. Initial public offering price: $99.570______

10. Commission, spread or profit: 0.875%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   05/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Actavis Funding SCS (2045)

2.  Date of Purchase:  03/03/2015                                                                3.  Date offering commenced:  03/03/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $79,581.60
*This amount represents the principal amount of $80,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $2,486,925,000,00
**This amount represents the principal amount of $2,500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.477_______

9. Initial public offering price: $99.477______

10. Commission, spread or profit: 0.875%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   05/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: BP Capital Markets p.l.c. (2022)

2.  Date of Purchase:  03/12/2015                                                                3.  Date offering commenced:  03/12/2015

4. Underwriter(s) from whom purchased: Morgan Stanley & Co LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: $265,000.00
*This amount represents the principal amount of $265,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $1,000,000,000.00
**This amount represents the principal amount of $1,000,000,000 times the offering price

8. Purchase price (net of fees and expenses): $100.00_______

9. Initial public offering price: $100.00______

10. Commission, spread or profit: 0.240%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   05/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Cigna Corporation (2025)

2.  Date of Purchase:  03/11/2015                                                                3.  Date offering commenced:  03/11/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

____UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: $139,913.20
*This amount represents the principal amount of $140,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $899,442,000.00
**This amount represents the principal amount of $900,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.938_______

9. Initial public offering price: $99.938______

10. Commission, spread or profit: 0.650%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   05/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: EOG Resources, Inc. (2025)

2.  Date of Purchase:  03/12/2015                                                                3.  Date offering commenced:  03/12/2015

4. Underwriter(s) from whom purchased: Wells Fargo Securities, LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

____UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: $64,999.35
*This amount represents the principal amount of $65,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $499,995,000,00
**This amount represents the principal amount of $500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.999_______

9. Initial public offering price: $99.999______

10. Commission, spread or profit: 0.650%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   05/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: MetLife, Inc. (2025)

2.  Date of Purchase:  03/02/2015                                                                3.  Date offering commenced:  03/02/2015

4. Underwriter(s) from whom purchased: Barclays Capital Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: $154,113.40
*This amount represents the principal amount of $155,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $497,140,000.00
**This amount represents the principal amount of $500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.428_______

9. Initial public offering price: $99.428______

10. Commission, spread or profit: 0.450%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   05/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Comcast Corporation (2025)

2.  Date of Purchase:  05/19/2015                                                                3.  Date offering commenced:  05/19/2015

4. Underwriter(s) from whom purchased: Citigroup Global Markets Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

____PNC Capital Markets LLC & UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: $279,650.00
*This amount represents the principal amount of $280,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $1,498,125,000,00
**This amount represents the principal amount of $1,500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.875_______

9. Initial public offering price: $99.875______

10. Commission, spread or profit: 0.450%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   06/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Enterprise Products Operating LLC (2026)

2.  Date of Purchase:  05/04/2015                                                                3.  Date offering commenced:  05/04/2015

4. Underwriter(s) from whom purchased: Wells Fargo Securities, LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: $64,762.75
*This amount represents the principal amount of $65,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $871,806,250.00
**This amount represents the principal amount of $875,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.635_______

9. Initial public offering price: $99.635______

10. Commission, spread or profit: 0.650%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   06/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: The Goldman Sachs Group, Inc. (2025)

2.  Date of Purchase:  05/19/2015                                                                3.  Date offering commenced:  05/19/2015

4. Underwriter(s) from whom purchased: Goldman, Sachs & Co.

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC_ & UBS Securities LLC_________

6. Aggregate principal amount or number of shares purchased: $383,760.30
*This amount represents the principal amount of $385,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $2,242,755,000.00
**This amount represents the principal amount of $2,250,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.678_______

9. Initial public offering price: $99.678______

10. Commission, spread or profit: 0.450%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   06/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: MetLife, Inc. (2049)

2.  Date of Purchase:  05/27/2015                                                                3.  Date offering commenced:  05/27/2015

4. Underwriter(s) from whom purchased: Goldman, Sachs & Co.

5. “Affiliated Underwriter" managing or participating in syndicate:

____UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: $225,000.00
*This amount represents the principal amount of $225,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $1,500,000,000.00
**This amount represents the principal amount of $1,500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $100.00_______

9. Initial public offering price: $100.00______

10. Commission, spread or profit: 0.100%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   06/01/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Cisco Systems, Inc. (2020)

2.  Date of Purchase:  06/10/2015                                                                3.  Date offering commenced:  06/10/2015

4. Underwriter(s) from whom purchased: Morgan Stanley & Co. LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: $549,257.50
*This amount represents the principal amount of $550,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $1,497,975,000.00
**This amount represents the principal amount of $1,500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.865_______

9. Initial public offering price: $99.865______

10. Commission, spread or profit: 0.250%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   07/06/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Exelon Corporation (2020)

2.  Date of Purchase:  06/08/2015                                                                3.  Date offering commenced:  06/08/2015

4. Underwriter(s) from whom purchased: Goldman & Sachs & Co.

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $69,986.70
*This amount represents the principal amount of $70,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $899,829,000.00
**This amount represents the principal amount of $900,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.981_______

9. Initial public offering price: $99.981______

10. Commission, spread or profit: 0.600%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   07/06/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Occidental Petroleum Corporation (2045)

2.  Date of Purchase:  06/18/2015                                                                3.  Date offering commenced:  06/18/2015

4. Underwriter(s) from whom purchased: Citigroup Global Markets Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $64,303.85
*This amount represents the principal amount of $65,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $741,967,500.00
**This amount represents the principal amount of $750,000,000 times the offering price

8. Purchase price (net of fees and expenses): $98.929_______

9. Initial public offering price: $98.929______

10. Commission, spread or profit: 0.750%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   07/06/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Reynolds American Inc.(2018)

2.  Date of Purchase:  06/09/2015                                                                3.  Date offering commenced:  06/09/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $164,971.95
*This amount represents the principal amount of $165,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $1,249,787,500.00
**This amount represents the principal amount of $1,250,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.983_______

9. Initial public offering price: $99.983______

10. Commission, spread or profit: 0.350%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   07/06/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Reynolds American Inc.(2020)

2.  Date of Purchase:  06/09/2015                                                                3.  Date offering commenced:  06/09/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $84,984.70
*This amount represents the principal amount of $85,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $1,249,775,000.00
**This amount represents the principal amount of $1,250,000 times the offering price

8. Purchase price (net of fees and expenses): $99.982_______

9. Initial public offering price: $99.982______

10. Commission, spread or profit: 0.600%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   07/06/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Reynolds American Inc.(2025)

2.  Date of Purchase:  06/09/2015                                                                3.  Date offering commenced:  06/09/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $199,394.00
*This amount represents the principal amount of $200,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $2,492,425,000.00
**This amount represents the principal amount of $2,500,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.697_______

9. Initial public offering price: $99.697______

10. Commission, spread or profit: 0.650%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   07/06/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: Wisconsin Energy Corporation (2020)

2.  Date of Purchase:  06/04/2015                                                                3.  Date offering commenced:  06/04/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____PNC Capital Markets LLC__________

6. Aggregate principal amount or number of shares purchased: $169,688.90
*This amount represents the principal amount of $170,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $399,268,000.00
**This amount represents the principal amount of $400,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.817_______

9. Initial public offering price: $99.817______

10. Commission, spread or profit: 0.600%____

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Patrick Hall___________________                                                                Date:   07/06/2015

Print Name:   Patrick Hall, Portfolio Compliance                                                                                                ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: UBS PACE Global Real Estate Securities Investments

Name of Adviser or Sub-Adviser: Brookfield Investment Management Inc.____________

1. Issuer: Northstar Realty Finance

2.  Date of Purchase:  03/03/2015                                                                3.  Date offering commenced:  03/03/2015

4. Underwriter(s) from whom purchased: Deutsche Bank Securities Inc.

5. “Affiliated Underwriter" managing or participating in syndicate:

____UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: 41,300

7. Aggregate principal amount or total number of shares of offering: 60,000,000

8. Purchase price (net of fees and expenses): $18.65______

9. Initial public offering price: $18.65______

10. Commission, spread or profit: %____ $ .51/share__

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Seth Gelman__________________                                                                Date:   08/11/2015

Print Name:   Seth Gelman                                                                                           ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Strategic Fixed Income Investments Fund

Name of Adviser or Sub-Adviser: Neuberger Berman Fixed Income LLC_____________

1. Issuer: AT&T Inc.

2.  Date of Purchase:  04/23/2015                                                                3.  Date offering commenced:  04/23/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

____UBS_________

6. Aggregate principal amount or number of shares purchased: 730,000

7. Aggregate principal amount or total number of shares of offering: 3,500,000,000

8. Purchase price (net of fees and expenses): $99.644_______

9. Initial public offering price: $99.644______

10. Commission, spread or profit: .75%____ $26.25mm__

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Robert Summers___________________                                                                           Date:   04/27/2015

Print Name:   Robert Summers                                                                                           ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Strategic Fixed Income Investments Fund

Name of Adviser or Sub-Adviser: Neuberger Berman Fixed Income LLC

1. Issuer: AT&T

2.  Date of Purchase:  04/23/2015                                                                3.  Date offering commenced:  04/23/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS__________

6. Aggregate principal amount or number of shares purchased: 1,955,000

7. Aggregate principal amount or total number of shares of offering: 5,000,000,000

8. Purchase price (net of fees and expenses): $99.704_______

9. Initial public offering price: $99.704______

10. Commission, spread or profit: .40%____ $ 20mm__

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Robert Summers___________________                                                                           Date:   04/27/2015

Print Name:   Robert Summers                                                                                           ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Strategic Fixed Income Investments Fund

Name of Adviser or Sub-Adviser: Neuberger Berman Fixed Income LLC__________

1. Issuer: Glencore Funding

2.  Date of Purchase:  04/08/2015                                                                3.  Date offering commenced:  04/08/2015

4. Underwriter(s) from whom purchased: Bank of America

5. “Affiliated Underwriter" managing or participating in syndicate:

____UBS__________

6. Aggregate principal amount or number of shares purchased: 1,490,000

7. Aggregate principal amount or total number of shares of offering: 1,000.000,000

8. Purchase price (net of fees and expenses): $99.903_______

9. Initial public offering price: $99.903______

10. Commission, spread or profit: .35%____ $_3.5mm

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Robert Summers___________________                                                                           Date:   04/15/2015

Print Name:    Robert Summers                                                                                           ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Strategic Fixed Income Investments Fund

Name of Adviser or Sub-Adviser: Neuberger Berman Fixed Income LLC_________

1. Issuer: ING Groep NV

2.  Date of Purchase:  04/09/2015                                                                3.  Date offering commenced:  04/09/2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

____UBS__________

6. Aggregate principal amount or number of shares purchased: 610,000

7. Aggregate principal amount or total number of shares of offering: 1,250,000.000

8. Purchase price (net of fees and expenses): $100_______

9. Initial public offering price: $100______

10. Commission, spread or profit: .75%____ $ 9.375mm

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Robert Summers___________________                                                                           Date:   04/15/2015

Print Name:   Robert Summers                                                                                           ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Strategic Fixed Income Investments Fund

Name of Adviser or Sub-Adviser: Neuberger Berman Fixed Income LLC________

1. Issuer: MetLife Inc.

2.  Date of Purchase:  05/27/2015                                                                3.  Date offering commenced:  05/27/2015

4. Underwriter(s) from whom purchased: Goldman Sachs

5. “Affiliated Underwriter" managing or participating in syndicate:

_____UBS__________

6. Aggregate principal amount or number of shares purchased: 835,000

7. Aggregate principal amount or total number of shares of offering: 1,500,000,000(M)

8. Purchase price (net of fees and expenses): $100_______

9. Initial public offering price: $100______

10. Commission, spread or profit: 1%____ $_15mm__

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Robert Summers___________________                                                                           Date:   06/02/2015

Print Name:   Robert Summers                                                                                           ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Strategic Fixed Income Investments Fund

Sub-Adviser: PIMCO__________________________________________________

1. Issuer: MARKWEST ENERGY PART/FIN SR UNSEC (CUSIP 570506AT2)

2.  Date of Purchase:  05/28/2015                                                                3.  Date offering commenced:  05/28/2015

4. Underwriter(s) from whom purchased: Wells Fargo Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

____UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: 3.8 Million in Account

7. Aggregate principal amount or total number of shares of offering: 1,200,000,000

8. Purchase price (net of fees and expenses): $99.026_______

9. Initial public offering price: $99.026______

10. Commission, spread or profit: 286.00 vs T 2 1/8 05/15/2025___

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Blayze Hanson__________________                                                                           Date:   06/05/2015

Print Name:   Blayze Hanson                                                                                           ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: PACE Strategic Fixed Income Investments

Sub-Adviser: PIMCO__________________________________________________

1. Issuer: METLIFE INC PFD (CUSIP 59156RBP2)

2.  Date of Purchase:  05/27/2015                                                                3.  Date offering commenced:  05/27/2015

4. Underwriter(s) from whom purchased: Goldman Sachs & Co.

5. “Affiliated Underwriter" managing or participating in syndicate:

___UBS Securities LLC__________

6. Aggregate principal amount or number of shares purchased: 1.9 Million in Account

7. Aggregate principal amount or total number of shares of offering: $1,500.000,000

8. Purchase price (net of fees and expenses): $100.00_______

9. Initial public offering price: $100.00______

10. Commission, spread or profit: _ 305.54 vs T 1 ½ 05/31/2020___

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:                      /s/ Blayze Hanson___________________                                                                           Date:   06/05/2015

Print Name:   Blayze Hanson                                                                                           ________________

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Bombardier Inc. 5.5% due 09/15/2018

2.  Date of Purchase:  02/27/2015                                                                3.  Date offering commenced: 02/27/2015

4. Underwriter(s) from whom purchased: JP Morgan Securities

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $5,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $750,000,000

8. Purchase price (net of fees and expenses): $100

9. Initial public offering price: $100

10. Commission, spread or profit: ____1.25_% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:     /s/  John Hwang                                                                                                       Date:  3/5/2015

Print Name:   John Hwang

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: The Goldman Sachs Group, Inc. (2025)

2.  Date of Purchase:  1/20/2015                                                                3.  Date offering commenced: 1/20/2015

4. Underwriter(s) from whom purchased: Goldman, Sachs & Co.

5. “Affiliated Underwriter" managing or participating in syndicate:

PNC Capital Markets LLC

6. Aggregate principal amount or number of shares purchased: $249,895*
*This amount represents the principal amount of $250,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $1,699,286,000**
**This amount represents the principal amount of $1,700,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.96

9. Initial public offering price: $99.96

10. Commission, spread or profit: ____0.450%% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:     /s/  Patrick Hall                                                                                                       Date:  2/23/2015

Print Name:   Patrick Hall, Portfolio Compliance

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND: PACE Intermediate Fixed Income Investments

1. Issuer: The Goldman Sachs Group, Inc. (2025)

2.  Date of Purchase:  1/20/2015                                                                3.  Date offering commenced: 1/20/2015

4. Underwriter(s) from whom purchased: Goldman, Sachs & Co.

5. “Affiliated Underwriter" managing or participating in syndicate:

PNC Capital Markets LLC

6. Aggregate principal amount or number of shares purchased: $214,595.80*
*This amount represents the principal amount of $215,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $998,120,100**
**This amount represents the principal amount of $1,000,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.81

9. Initial public offering price: $99.81

10. Commission, spread or profit: ____0.350% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:     /s/  Patrick Hall                                                                                                       Date:  2/23/2015

Print Name:   Patrick Hall, Portfolio Compliance

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND: UBS PACE High Yield Fund

Name of Adviser or Sub-Advisor: MacKay Shields LC_________________________

1. Issuer: H.J. Heinz Co. (ticker: HNZ 4.875 2/25A or cusip: 423074AS2)

2.  Date of Purchase:  1/26/2015                                                                3.  Date offering commenced: 1/26/2015

4. Underwriter(s) from whom purchased: Wells Fargo Securities.

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $50,000,000 – firm wide

7. Aggregate principal amount or total number of shares of offering: $2,000,000,000

8. Purchase price (net of fees and expenses): $100

9. Initial public offering price: $100

10. Commission, spread or profit: ____0.75% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:     /s/  John Rynn                                                                                                       Date:  3/4/2015

Print Name:   John Rynn, Compliance Officer

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.____

1. Issuer: PBF Logistics LP/Fin 6.875% due 05/15/2023

2.  Date of Purchase:  5/07/2015                                                                3.  Date offering commenced: 5/07/2015

4. Underwriter(s) from whom purchased: Deutsche Bank Securities

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $2,000,000 (firmwide)

7. Aggregate principal amount or total number of shares of offering: $350,000,000

8. Purchase price (net of fees and expenses): $100

9. Initial public offering price: $100

10. Commission, spread or profit: ____1.5% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:     /s/  John Hwang                                                                                                       Date:  5/15/2015

Print Name:   John Hwang

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc._____

1. Issuer: DJO Finco Inc./DJO Finance 8.125% due 06/15/2021

2.  Date of Purchase:  4/23/2015                                                                3.  Date offering commenced: 4/23/2015

4. Underwriter(s) from whom purchased: CS First Boston Corp.

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $5,000,000 (firmwide)

7. Aggregate principal amount or total number of shares of offering: $1,015,000,000

8. Purchase price (net of fees and expenses): $100

9. Initial public offering price: $100

10. Commission, spread or profit: ____1.5% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:     /s/  John Hwang                                                                                                       Date:  5/15/2015

Print Name:   John Hwang

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND: UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc._____

1. Issuer: DJO Finco Inc./DJO Finance 8.125% due 06/15/2021

2.  Date of Purchase:  4/23/2015                                                                3.  Date offering commenced: 4/23/2015

4. Underwriter(s) from whom purchased: CS First Boston Corp.

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $5,000,000 (firmwide)

7. Aggregate principal amount or total number of shares of offering: $1,015,000,000

8. Purchase price (net of fees and expenses): $100

9. Initial public offering price: $100

10. Commission, spread or profit: ____1.5% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:     /s/  John Hwang                                                                                                       Date:  5/15/2015

Print Name:   John Hwang

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND: PACE International Fixed Income Securities Fund

Name of Adviser or Sub-Adviser: Rogge Global Partners Plc_____________________

1. Issuer: Glencore Funding LLC (GLENLN 2.125 16/Apr/18 – US378272AJ75)

2.  Date of Purchase:  4/8/2015                                                                3.  Date offering commenced: 4/8//2015

4. Underwriter(s) from whom purchased: Bank of America Merrill Lynch

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $1,199,172

7. Aggregate principal amount or total number of shares of offering: $499,655,000

8. Purchase price (net of fees and expenses): $99.931

9. Initial public offering price: $99.931

10. Commission, spread or profit: ____0.4% $ 4,797___

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:     Compliance                                                                                                       Date:  5/1/2015

Print Name:   Sukhjivan Singh

For period ending	July 31, 2015	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND: PACE International Fixed Income Securities Fund

1. Issuer: Penske Truck Leasing Co., L.P. and PTL Finance Corporation (2022)

2.  Date of Purchase:  1/26/2015                                                                3.  Date offering commenced: 1/26//2015

4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC

5. “Affiliated Underwriter" managing or participating in syndicate:

PNC Capital Markets LLC

6. Aggregate principal amount or number of shares purchased: $264,886.05*
*This amount represents the principal amount of $265,000 times the offering price

7. Aggregate principal amount or total number of shares of offering: $899,613,000**
**This amount represents the principal amount of $900,000,000 times the offering price

8. Purchase price (net of fees and expenses): $99.957

9. Initial public offering price: $99.957

10. Commission, spread or profit: ____0.525% $ _______

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:     /s/  Patrick Hall                                                                                                       Date:  2/23/2015

Print Name:   Patrick Hall, Portfolio Compliance